SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by Registrant [X]
Filed by Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                           JF China Region Fund, Inc.
                           --------------------------
                (Name of Registrant as Specified in Its Charter)

                     ---------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:_____________
(2) Aggregate number of securities to which transaction applies: _______________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):________________________________
(4) Proposed maximum aggregate value of transaction:____________________________
(5) Total fee paid:_____________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:_____________________________________________________
(2) Form, Schedule or Registration Statement No.:_______________________________
(3) Filing Party: ______________________________________________________________
(4) Date Filed: ________________________________________________________________

                                [GRAPHIC OMITTED]
                           JF CHINA REGION FUND, INC.
                              301 Bellevue Parkway
                           Wilmington, Delaware 19809


April 4, 2005

Dear Stockholder:

I have pleasure in enclosing the Notice of Annual Meeting of Stockholders of the JF China Region Fund, Inc. (the "Fund") which will be held on Thursday, May 12, 2005 at 10.00 a.m. at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006.

I strongly urge you to read the enclosed Notice and Proxy Statement, vote, sign and return the proxy card in the postage-paid envelope provided.

My fellow directors and I wish to extend to you an invitation to attend this year's Annual Meeting of Stockholders and I very much hope that you will be able to do so.

Yours faithfully,

/s/ The Rt. Hon. The Earl of Cromer
-----------------------------------

THE RT. HON. THE EARL OF CROMER
Chairman

[GRAPHIC OMITTED]





                           JF CHINA REGION FUND, INC.

                              301 Bellevue Parkway
                           Wilmington, Delaware 19809

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 12, 2005

To the Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of JF China Region Fund, Inc. (the "Fund") will be held at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006, on Thursday, May 12, 2005, at 10:00 a.m., and at any adjournments or postponements thereof, for the following purposes:

   (1) to elect one director of the Fund, to hold office for the term indicated and until his successor shall have been elected and qualified; and

   (2) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

Wednesday, March 23, 2005 was fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof.


                                       BY ORDER OF THE BOARD OF DIRECTORS





                                              Philip Jones
                                              Secretary


Wilmington, Delaware
April 4, 2005




                             YOUR VOTE IS IMPORTANT
              Whether or not you plan to attend the Fund's Annual
      Meeting, please execute and return the enclosed proxy promptly in the postage-paid envelope provided.

                           JF CHINA REGION FUND, INC.

                              301 Bellevue Parkway
                              Wilmington, DE 19809

                                 PROXY STATEMENT

                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of JF China Region Fund, Inc. (the "FUND") of proxies to be voted at the Annual Meeting of Stockholders (the "MEETING") of the Fund to be held at One Liberty Plaza, 39th Floor Conference Center, New York, NY 10006, on Thursday, May 12, 2005, at 10:00 a.m., and at any adjournments or postponements thereof, for the following purposes:

   (1) to elect one director of the Fund, to hold office for the term indicated and until his successor shall have been elected and qualified; and

   (2) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

The enclosed proxy and this Proxy Statement are first being sent to the Fund's stockholders on or about April 8, 2005.

THE  FUND  WILL  FURNISH,  WITHOUT  CHARGE,  COPIES  OF  THE  ANNUAL  REPORT  TO
STOCKHOLDERS UPON REQUEST. REQUESTS FOR COPIES OF SUCH REPORTS SHOULD BE DIRECTED TO:

EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
800-426-5523

The cost of soliciting proxies and preparing the proxy materials will be borne by the Fund. The Fund will request securities brokers, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of stock held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. In addition, proxies may be solicited personally or by telephone or facsimile by directors, officers and employees of the Fund without additional compensation to them.

The Board of Directors has selected Andre Morgan and John DelPrete, and each of them, to act as proxies with full power of substitution. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" each proposal. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Wilmington, Delaware address indicated above or by voting in person at the Meeting.

The Board of Directors has fixed the close of business on March 23, 2005, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. At that date, there were outstanding and entitled to vote 4,585,160 shares of Common Stock, par value $0.01 per share. Stockholders of the Fund on that date will be entitled to one vote on each matter to be voted for each share held (and one such vote for each director to be elected for each share held), with no shares having cumulative voting rights. Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

The principal executive offices of the Fund are located at 301 Bellevue Parkway, Wilmington, DE 19809, USA.

                                PRINCIPAL HOLDERS

Although the Fund does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company Participants, as of March 23, 2005*, to the knowledge of the Fund, the following were the record owner or beneficial owner of 5% or more of the outstanding shares of the Fund.

------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF SHARES AND
 TITLE OF CLASS      NAME AND ADDRESS                                NATURE OF OWNERSHIP             PERCENT OF CLASS**
------------------------------------------------------------------------------------------------------------------------------
 Common Stock        CEDE & Co.                                           4,521,508                       98.61%
                     c/o Depository Trust Company
                     Box 20                                                (record)
                     New York, NY 10004-9998
------------------------------------------------------------------------------------------------------------------------------
 Common Stock        John A. Levin & Co., Inc. ***                         330,655                         7.21%
                     One Rockefeller Plaza
                     New York, New York 10020                            (beneficial)
------------------------------------------------------------------------------------------------------------------------------

*    As of such date, the Directors and officers as a group owned less than 1% of the outstanding shares of the Fund.

**   Because some or all of the shares attributable to John A. Levin & Co. Inc. may be held through the Depository Trust
     Company, the total percentage in this column may exceed 100%.

***  Information as to beneficial ownership of John A. Levin & Co., Inc. is based on a report filed with the United States
     Securities and Exchange Commission (the "SEC") on February 14, 2005.

                                   PROPOSAL 1
                              ELECTION OF DIRECTOR

There are five members on the current Board of Directors. One of the current members of the Board of Directors, Mr. Julian M.I. Reid (the "Nominee"), has been nominated to serve for the term as indicated below and until his successor is elected and qualified. The Board of Directors has decided to revise the Fund's board membership, and it is expected that Messrs. Crinage and Eu will resign as Directors of the Fund effective as of the Meeting, with Mr. Crinage continuing as President of the Fund and Mr. Eu continuing as Treasurer of the Fund. The Fund's Board will, after the Meeting, have three members and none of the directors is expected to be an "interested person" of the Fund (as defined in Section 2(a)(19) of the U.S. Investment Company Act of 1940, as amended (the "1940 Act")).

Mr. Julian M.I. Reid was last elected by the stockholders at the 2002 Annual Meeting on May 9, 2002 to serve as Class III director for a term of three years. In accordance with the terms of his election, his term expires at the 2005 Annual Meeting upon the election and qualification of his successor. Mr. Julian M.I. Reid has been nominated to serve as a Class III director for a three-year term and until his successor shall have been elected and qualified.

It is intended that all proxies received, unless otherwise indicated, will be voted "FOR" the election of the Nominee. The affirmative vote of a plurality of the shares present at the Meeting (at which a quorum is present) is required to elect the Nominee. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEE.

The Board knows of no reason why the Nominee will be unable to serve. If the Nominee should become unable to serve, the proxies will be voted for the election of such person as may be designated by the Board to replace such Nominee.

The following table presents information concerning the Nominee and the current Board of Directors and Officers of the Fund. The information includes their positions and principal occupations during the last five years.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                  TERM OF                                     FUNDS IN
                                                 OFFICE AND                                     FUND
                                  POSITION(S)    LENGTH OF                                    COMPLEX
                                  HELD WITH         TIME         PRINCIPAL OCCUPATION(S)    OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS AND DOB              FUND (1)      SERVED (1)        DURING PAST 5 YEARS        DIRECTOR*     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

                                                        INDEPENDENT DIRECTORS

------------------------------------------------------------------------------------------------------------------------------------
The Rt. Hon. The Earl of Cromer     Chairman     Since 1994    Chairman of the Board of the       1    Director of Schroder Asia
Finsbury Dials                        and                      Fund; Chief Executive Officer           Pacific Fund Limited,
20 Finsbury Street                 Director,                   of Cromer Associates Limited            Business Link Somerset
London EC2Y 9AQ                     Class I                    (family business); Chairman of          Limited and Western Provident
United Kingdom                                                 Lloyd George-Standard                   Association; former Director
DOB:  6/3/46                                                   Chartered China Fund Limited            of Inchcape Pacific Limited,
                                                               and Philippine Discovery                A1HQ.com Inc. and Korea Asia
                                                               Investment Company Limited              Fund Limited.
                                                               (consulting).
------------------------------------------------------------------------------------------------------------------------------------
Alexander Reid Hamilton            Director,     Since 1994    Director of Citic Pacific          1    See Principal Occupation.
P.O. Box 12343                      Class I                    Limited (infrastructure),
General Post Office                                            Cosco Pacific Limited
Hong Kong                                                      (container shipping), Espirit
DOB:  10/4/41                                                  Holdings Limited (clothing
                                                               retail), Shangri-La Asia
                                                               Limited (hotels) and Octopus
                                                               Cards Limited (financial
                                                               services).
------------------------------------------------------------------------------------------------------------------------------------
Julian M.I. Reid                   Director,     Since 1998    Chief Executive Officer of         1    Director of Korea Fund, Inc.
10 Frere Felix de Valois Street    Class III                   3a Asset Management Limited;            and 3a Global Growth Fund
Port Louis                                                     Director and Chairman of                Limited.
Mauritius                                                      Morgan's Walk Properties
DOB:  8/7/44                                                   Limited.
------------------------------------------------------------------------------------------------------------------------------------

                                                        INTERESTED DIRECTORS

------------------------------------------------------------------------------------------------------------------------------------
A. Douglas Eu                      Director,     Since 1997    Director, Chief Operations         1    None.
21st Floor, Chater House           Class II,                   Officer and Secretary of the
8 Connaught Road                   Treasurer                   Investment Adviser; Chief
Central                                                        Executive Officer of JF Funds;
Hong Kong                                                      Director of JF Asset
DOB:  8/27/61                                                  Management Limited and Ayudhya
                                                               JF Asset Management.
------------------------------------------------------------------------------------------------------------------------------------
Simon J. Crinage                   Director,     Since 2003    Vice President, JP Morgan          1    None.
Finsbury Dials                     Class III,                  Fleming Asset Management
20 Finsbury Street                 President                   since September 2000. Prior
London EC2Y 9AQ                                                to that, Director of JP Morgan
United Kingdom                                                 Fleming Asset Management (UK)
DOB:  5/10/65                                                  Limited.
------------------------------------------------------------------------------------------------------------------------------------


                                                   OFFICERS WHO ARE NOT DIRECTORS

------------------------------------------------------------------------------------------------------------------------------------
Philip Jones                       Secretary     Since 2004    Associate, JP Morgan Fleming       N/A  N/A
Finsbury Dials                                                 Asset Management since
20 Finsbury Street                                             March 2003. Prior to that,
London EC2Y 9AQ                                                Senior Associate of the ING
United Kingdom                                                 Group.
DOB:  4/4/48
------------------------------------------------------------------------------------------------------------------------------------

*    JF China Region Fund, Inc. is the sole fund in the fund complex.

(1)  It is expected that Messrs. Crinage and Eu will both resign as Directors of the Fund effective as of the Meeting. Class I directors will serve until the 2006 Annual Meeting. Mr. Reid, a Class III director, has been nominated for a three-year term that expires at the 2008 Annual Meeting.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director and Nominee as of March 1, 2005:

         ------------------------------------ ----------------------------------
                                                   DOLLAR RANGE OF EQUITY
         NAME OF DIRECTOR                        SECURITIES IN THE FUND (1)
         ------------------------------------ ----------------------------------
         INTERESTED DIRECTORS
         ------------------------------------ ----------------------------------
         Simon Crinage                                      None
         ------------------------------------ ----------------------------------
         A. Douglas Eu                                      None
         ------------------------------------ ----------------------------------
         INDEPENDENT DIRECTORS(2)
         ------------------------------------ ----------------------------------
         The Rt. Hon. The Earl of Cromer             $10,001 - $50,000
         ------------------------------------ ----------------------------------
         A. R. Hamilton                                 $1 - $10,000
         ------------------------------------ ----------------------------------
         Julian M.I. Reid                               $1 - $10,000
         ------------------------------------ ----------------------------------

(1)  Valuation as of March 1, 2005.
(2) "Independent Directors" is defined as those directors who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

During the fiscal year ended December 31, 2004, the Board of Directors held a total of four meetings. The Board has an Audit Committee. The Audit Committee met twice during the fiscal year ended December 31, 2004. At present, the Audit Committee members are Messrs. Hamilton and Reid, and The Rt. Hon. The Earl of Cromer. The Audit Committee meets with the Fund's independent registered public accounting firm to review whether satisfactory accounting procedures are being followed by the Fund and whether internal accounting controls are adequate, to inform itself with regard to non-audit services performed by the independent registered public accounting firm and to review fees charged by the independent registered public accounting firm. The Audit Committee, comprising all of the Independent Directors, also recommends to the Independent Directors of the Board of Directors the selection of the independent registered public accounting firm. All of the directors attended all the Board and Committee meetings (including committees other than the Audit Committee) for which they were eligible to attend. A copy of the Audit Committee Charter is attached hereto as Exhibit A.

The Board also has a Management Engagement Committee that is composed of all of the Independent Directors. The Management Engagement Committee evaluates the investment performance of the Fund's portfolio and considers the renewal of the Fund's investment management contract, generally for an additional one-year period. The Management Engagement Committee met twice during the fiscal year ended December 31, 2004.

The Board of Directors has a Nominating Committee composed of the Fund's three independent (as such term is defined by the NYSE Listing Standards) Directors, Messrs. Hamilton and Reid, and the Rt. Hon. The Earl of Cromer. The Nominating Committee met once during the fiscal year ended December 31, 2004. The Nominating Committee is responsible for identifying individuals believed to be qualified to become Independent Directors and recommending to the Board of Directors such nominees to stand for election at the Fund's annual meeting of stockholders and to fill any vacancies on the Board. The Fund's Nominating Committee has a charter that was filed with the Proxy Statement for the fiscal year ended December 31, 2003. The Fund's Nominating Committee charter is not available on the Fund's website.

The Fund's Nominating Committee believes that it is in the best interest of the Fund and its stockholders to obtain highly qualified candidates to serve as members of the Board of Directors. The Nominating Committee has not established a formal process for identifying candidates where a vacancy exists on the Board. In nominating candidates, the Nominating Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Fund's Nominating Committee will consider director candidates recommended by stockholders and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see "Deadline For Stockholder Proposals" below).

The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders. However, all of the Directors of the Fund then in office attended the May 13, 2004 Annual Meeting of Stockholders.

                     COMPENSATION OF DIRECTORS AND OFFICERS

A Director or officer of the Fund who is also an officer or employee of the Investment Adviser receives no remuneration from the Fund. The Directors of the Fund do not receive any pension or retirement benefits from the Fund or the Investment Adviser.

The table below sets forth the compensation paid by the Fund to its Directors who received such compensation for the year ended December 31, 2004:

----------------------------------------------------------------------------------------------------------------------
                                                            PENSION OR
                                                            RETIREMENT       ESTIMATED
                                                             BENEFITS         ANNUAL
                                          AGGREGATE         ACCRUED AS       BENEFITS          TOTAL COMPENSATION
                                         COMPENSATION      PART OF FUND        UPON                FROM FUND
NAME OF PERSON, POSITION                   FROM FUND         EXPENSES       RETIREMENT         PAID TO DIRECTORS
----------------------------------------------------------------------------------------------------------------------
The Rt. Hon. The Earl of Cromer,             $24,261           None            None                  $24,261
Chairman and Director
----------------------------------------------------------------------------------------------------------------------
A. R. Hamilton, Director                     $20,515           None            None                  $20,515
----------------------------------------------------------------------------------------------------------------------
Julian M.I. Reid, Director                   $20,846           None            None                  $20,846
----------------------------------------------------------------------------------------------------------------------
Total                                        $65,622           None            None                  $65,622
----------------------------------------------------------------------------------------------------------------------

The Directors' compensation from the Fund consists solely of Directors' and attendance fees. Each Director is paid an annual fee of $16,000 and the Chairman is paid an annual fee of $19,000, plus $1,400 per meeting attended. Neither Mr. Eu nor Mr. Crinage receives such fees because of their affiliations with the Investment Adviser.

None of the executive officers of the Fund received any compensation from the Fund for the year ended December 31, 2004.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEE AS DIRECTOR.

                             ADDITIONAL INFORMATION

                             AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Fund's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Fund under those statutes, the following report shall not be deemed to be incorporated by reference into any prior filings or future filings made by the Fund under those statutes.

(1) MEMBERSHIP AND ROLE OF THE AUDIT COMMITTEE

The Audit Committee consists of Mr. Alexander R. Hamilton, Mr. Julian M.I. Reid and The Rt. Hon. The Earl of Cromer. Each of the members of the Audit Committee is independent as defined under the rules of the New York Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors, which was most recently approved by the Board on February 19, 2004.

The primary purpose of the Audit Committee is to assist the Board in monitoring the integrity of the financial statements of the Fund, the compliance by the
Fund with legal and regulatory requirements, and the independence and performance of the Fund's external independent registered public accounting firm.

(2) REVIEW OF THE FUND'S AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2004

The Audit Committee has conducted specific oversight activities with respect to the Fund's audited financial statements for the year ended December 31, 2004. The Audit Committee has also reviewed and discussed them with the Investment Adviser. The Audit Committee has discussed with PricewaterhouseCoopers, LLP ("PwC"), the Fund's independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

At its meeting on February 18, 2005, the Audit Committee also received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee discussed the independence of PwC with that firm.

Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2004 be included in the Fund's annual report to shareholders required by Section 30(e) of the 1940 Act, and filed with the SEC as required by Rule 30d(1) under the 1940 Act.

Audit Committee
Alexander R. Hamilton, Chairman
The Rt. Hon. The Earl of Cromer
Julian M.I. Reid

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PwC, located at 2001 Market Street, Philadelphia, Pennsylvania 19103 has been selected as the independent registered public accounting firm by the Board of Directors, including a majority of the Independent Directors, to audit the accounts of the Fund for and during 2005. This firm served as the independent registered public accounting firm of the Fund for 2004. The Board does not know of any direct or indirect financial interest of PwC in the Fund.

A representative of PwC will be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to answer questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PwC for professional services received during and for the Fund's fiscal years ended December 31, 2003 and 2004, respectively. No fees were billed by PwC to the Fund's Investment Adviser or its affiliates.

          FISCAL YEAR ENDED
             DECEMBER 31         AUDIT FEES      AUDIT-RELATED FEES*         TAX FEES           ALL OTHER FEES
          -----------------      ----------      -------------------         --------           --------------
                 2003             $35,000                ___                    ___                   ___

                 2004             $36,750                ___                    ___                   ___

----------
         *        "Audit-Related  Fees" are those fees billed to the Fund by PWC
                  in  connection  with  services   reasonably   related  to  the
                  performance of the audit of the Fund's financial statements.

The Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's Investment Adviser and any service providers controlling, controlled by or under common control with the Fund's Investment Adviser that provide on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit, audit-related and tax services described above for which PwC billed the Fund for the fiscal years ended December 31, 2003 and December 31, 2004 were pre-approved by the Audit Committee.

For the Fund's fiscal year ended December 31, 2004, PwC did not provide any non-audit services to the Fund's Investment Adviser or to any affiliates thereof that provide services to the Fund.

                             THE INVESTMENT ADVISER

The Fund's Investment Adviser is JF International Management, Inc., which was incorporated in the British Virgin Islands in 1992 and is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended. The Investment Adviser's principal address is 21st Floor, Chater House, 8 Connaught Road Central, Hong Kong.

                                THE ADMINISTRATOR

The Fund's Administrator is PFPC Inc., whose address is 301 Bellevue Parkway, Wilmington, DE 19809.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2006 Annual Meeting of the Stockholders of the Fund must be received by December 8, 2005 to be included in the Proxy Statement. A Stockholder seeking to have a proposal considered at the 2006 Annual Meeting where the proposal is not received by December 8, 2005, should notify the Fund no later than January 31, 2006. If notice is not received by January 31, 2006, then the persons appointed as proxies may vote on the proposal as they see fit notwithstanding that stockholders have not been advised of the proposal in the Proxy Statement. Any proposal submitted by stockholders must comply in all respects with the following: (1) the rules and regulations of the SEC; (2) the provisions of the Fund's Amended Articles of Incorporation and Bylaws; and (3) Maryland law. The Fund expects the 2006 Annual Meeting will be held in May of 2006.

The Fund does not have a specified process for stockholders to send communications to the Board, however, stockholders are able to communicate to the Board via the Fund's address at 301 Bellevue Parkway, Wilmington, Delaware 19809, USA in care of PFPC Inc. (the "Administrator"). All communications received from stockholders by the Administrator are forwarded to the Board or to the specified Board member, as the case may be, for consideration and response.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

Section  16(a) of the 1934 Act  requires  the  Fund's  directors  and  officers, certain persons affiliated with the Investment Adviser and persons who beneficially own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC, the New York Stock Exchange, Inc. and the Fund. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that during 2004, all such filing requirements applicable to such persons were met.

                                  OTHER MATTERS

The Board of Directors of the Fund knows of no other matters to be presented for action at the Meeting other than those mentioned above; however, if any other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of the Fund.

All proxies received will be voted in favor of all of the proposals unless otherwise directed therein.

                                    EXHIBIT A
                                    ---------


                           JF CHINA REGION FUND, INC.

                             AUDIT COMMITTEE CHARTER

The Audit  Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements of the Fund, (2) the compliance by the Fund with legal and regulatory requirements, (3) the independence and performance of the Fund's external accountants, and (4) the performance of the Fund's internal audit function, which may be performed by employees of the Fund's manager.

The Audit Committee shall consist of at least three directors. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members of the Audit Committee shall be appointed by the Board.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Fund shall provide appropriate funding for the retention of such professionals by the Committee. The Audit Committee may request any officer or employee of the Fund or the Fund's outside counsel or independent accountant to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with the Fund's manager, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Fund's financial statements.

3. Review an analysis prepared by the Fund's manager and the independent accountant of significant financial reporting issues and judgments made in connection with the preparation of the Fund's financial statements.

4. Review with the Fund's manager and the independent accountant the Fund's annual and semi-annual financial statements prior to the filing of its Form N-SAR for each period.

5.            Review  major  changes  to  the  Fund's  auditing  and  accounting
              principles   and   practices  as  suggested  by  the   independent
              accountant or the Fund's manager.

6.            Recommend  to  the  Board  the   appointment  of  the  independent
              accountant, which independent accountant is ultimately accountable to the Audit Committee and the Board.

7. Recommend to the Board the fees to be paid to the independent accountant.

8. Receive periodic formal written reports from the independent accountant regarding the accountant's independence and delineating all relationships between the accountant and the Fund, discuss such reports with the accountant and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the accountant.

9. Evaluate together with the Board the performance of the independent accountant and, if so determined by the Audit Committee, recommend that the Board replace the independent accountant.

10.           Confer  with  the  independent   accountant  prior  to  the  audit
              regarding the planning and staffing of the audit.

11. Obtain from the independent accountant assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

12. Discuss with the independent accountant the matters required to be discussed by Statement on Auditing Standard No. 61 relating to the conduct of the audit.

13. Review with the independent accountant any problems or difficulties the accountant may have encountered and any management letter provided by the accountant and the Fund's
              response  to  that  letter.   Such  review   should   include  any
              difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

14. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement.

15. Advise the Board with respect to matters arising under the Fund's Code of Ethics.

16. Review with the Fund's counsel legal matters that may have a material impact on the financial statements.

17. Confer at least annually with the independent accountant in an executive session.

18. Pre-approve any non-audit services proposed to be provided by the Fund's independent accountant to the Fund and any non-audit services proposed to be provided by such independent accountant to JFIMI and/or JF Asset Management, Ltd., or any other entity controlled by, controlling or under common control with JFIMI that in the future provides services to the Fund, in the event that such services have a direct impact on Fund operations or financial reporting.

19. Review the status of the Audit Committee members to determine if any of them fit the definition of "audit committee financial expert " and make recommendations regarding the "audit committee financial expert" determination to the full Board.

20. Receive copies of any complaints received by the Fund regarding accounting, internal accounting controls or auditing matters and review such complaints, and take appropriate actions, if any. The Committee shall ensure that any such complaints received from employees of the Fund or the Fund manager are treated on a confidential basis and that such submissions need not identify the submitting employee by name.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of the Fund's manager and the independent accountant. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between the Fund's manager and the independent accountant or to assure compliance with laws and regulations and the Fund's Code of Ethics.

                           JF CHINA REGION FUND, INC.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.



Please mark the box on this proxy card to indicate how your shares will be voted. Then sign and date the card, detach it and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Stockholders, May 12, 2005.



Thank you in advance for your prompt consideration of this matter.

Sincerely,

JF China Region Fund, Inc.



                           JF CHINA REGION FUND, INC.

               Proxy Solicited on Behalf of the Board of Directors

THE UNDERSIGNED STOCKHOLDER of JF China Region Fund, Inc. (the "Fund") hereby appoints Andre Morgan and John DelPrete, and each of them, the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of Common Stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, May 12, 2005, at 10:00 a.m., at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated April 4, 2005, receipt of which is hereby acknowledged, and any other matters arising before such Annual Meeting or any adjournment thereof.

Properly executed proxies will be voted (or the vote on such matters will be withheld on specific matters) in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR the election of the nominee as director and in the best discretion of the proxyholders as to any other matters. Please refer to the Proxy Statement for a discussion of the proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

---------------------------------------    -------------------------------------

---------------------------------------    -------------------------------------

---------------------------------------    -------------------------------------

[X]  PLEASE MARK
     VOTE AS IN
     THIS EXAMPLE

--------------------------
JF CHINA REGION FUND, INC.
--------------------------

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE AS DIRECTOR.

Election of Director

Nominee:  (01) Julian M.I. Reid

                        FOR     [  ]      WITHHELD    [  ]
                        THE               FROM THE
                      NOMINEE             NOMINEE


                                                                   Mark box at right if an address change or comment has been  [  ]
                                                                   noted on the reverse side of this card.

                                                                   Please be sure to sign and date this Proxy.

Signature: _______________________________   Date:  ______________ Signature:  ____________________ Date:_________________